UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 4, 2013


                             AMERICAS DIAMOND CORP.
             (Exact name of registrant as specified in its charter)

           Nevada                     000-54666                 27-1614533
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)         Identification Number)

                        2nd Floor, Berkeley Square House
                             Berkeley Square, London
                             United Kingdom, W1J 6BD
                    (Address of principal executive offices)

                              Phone: (775) 473-6624
                          (Company's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

     On January 4, 2013 Americas Diamond Corp. (the "Registrant") closed a private placement of 300,000 common shares at $0.50 per share for a total offering price of $150,000. The common shares were offered to one (1) non-U.S. person (as that term is defined in Regulation S of the Securities Act of 1933), in an offshore transaction relying on Regulation S of the Securities Act of 1933.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AMERICAS DIAMOND CORP.


Date: January 7, 2013                     By: /s/ Daniel Martinez
                                             -----------------------------------
                                             Daniel Martinez
                                             President & CEO


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